SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):  January 17, 2000
                                                           ---------------------

                         United Park City Mines Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


              1-3753                                 87-0219807
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      (Commission File Number             (IRS Employer Identification No.)


     P.O. Box 1450, Park City, Utah                     84060
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 (Address of Principal Executive Offices)            (Zip Code)


                                  801.649.8011
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               (Registrant's Telephone Number, Including Area Code)


                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Items.

         On January 17, 2001, the registrant elected to terminate its joint venture previously announced on Form 8-K, dated June 30, 2000, with DMB Park City ("DMB"), an affiliate of DMB Realco, LLC. The joint venture was intended to develop and market land for a luxury, multi-use development pursuant to certain of the registrant's rights and interests in its Flagstaff Mountain Resort and Bonanza Mountain Resort properties located in the Deer Valley and Park City ski resort areas of Utah. The registrant is currently proceeding to independently develop land for the luxury, multi-use 1,655-acre Flagstaff Mountain Resort and the 1,700-acre Bonanza Mountain Resort projects.

         Under the terms and conditions of the operating agreement of the joint venture, the registrant was entitled to terminate the joint venture, if in the exercise of its sole discretion, it failed to approve a conceptual plan, a business plan or budget for the development of the subject properties provided by DMB.

         The registrant did not approve the business plan submitted by DMB, and by the terms of the operating agreement, the registrant elected to terminate the joint venture on January 17, 2001. As a result of the termination, the registrant is obligated to reimburse DMB for certain expenses incurred in connection with the joint venture, including planning and entitlement expenses, payments relating to the development of water supplies and real estate taxes which are estimated to total approximately $2,000,000. Such reimbursement is required to be made in three years from such termination with interest at the prime rate not to exceed ten percent per annum.

Item 7.  Financial Statements and Exhibits.

         (a)         Financial Statements.  Not Applicable.
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         (b)         Pro Forma Financial Information.  Not Applicable.
                     -------------------------------

         (c)         Exhibits.  Not Applicable.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               United Park City Mines Company


Date: January 26, 2000         By: /s/  Michael Salmond
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                                        Michael Salmond, Chief Financial Officer